UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JF China Region Fund, Inc.

(Exact name of registrant as specified in charter)

One Beacon Street, 18th Floor

Boston, MA 02108

(Address of principal executive offices) (Zip code)

Cleary, Gottieb Steen & Hamilton

1 Liberty Plaza

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2010 through December 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual Report

December 31, 2010

OBJECTIVES

JF China Region Fund, Inc. (the ‘Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

The Fund provides investors with an opportunity to participate in the growing economies of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. More recently, A-Shares, which are listed in China, have become available for acquisition by institutional investors including the Fund (indirectly). Many Taiwan enterprises also have operations in China.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio (the ‘Investment Advisor’). JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of J.P. Morgan Asset Management (‘JPMAM’), although in Asia it also uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMAM were US$1.3 trillion as of December 31, 2010.

The Fund’s lead portfolio manager is Emerson Yip, Senior Portfolio Manager within JPMAM’s Greater China investment team in Hong Kong.

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	1

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively affect the results, performance or achievements of the Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION
The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in • The Wall Street Journal (daily online at www.WSJ.com/Free)
The estimated net asset value is published in • The Wall Street Journal under “Closed-End Funds” (every Saturday) • www.jfchinaregion.com

2	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

HIGHLIGHTS (unaudited, except as indicated)

	DECEMBER 31, 2010 US$	DECEMBER 31, 2009 US$
Net Assets (Audited)	$112.2 million	$98.5 million
Net Asset Value Per Share (Audited)	$17.41	$15.27

Market Data
Share Price on the New York Stock Exchange	$15.79	$13.78
Discount to Net Asset Value	9.3%	9.8%

Total Return for the Year Ended December 31, 2010
Net Asset Value		14.4%
Share Price (Audited)		14.7%

JFC Benchmark Index*		13.6%
MSCI Hong Kong Index (Total)		23.2%
MSCI China Index (Total)		4.8%
MSCI Taiwan Index (Total)		22.7%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark Index: MSCI Golden Dragon Index (Total). The MSCI Golden Dragon Index (Total) is comprised of 24.1% of the MSCI Hong Kong Index (Total), 42.7% of the MSCI China Index (Total) and 33.2% of the MSCI Taiwan Index (Total).

Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC; Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index. Prior to January 1997, Peregrine Greater China Index.

**	Commencement of operations.

Source: J.P. Morgan Asset Management.

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	3

CHAIRMAN‘S STATEMENT

DECEMBER 31, 2010

Dear Fellow Stockholder,

Performance

It is pleasing to report that, with the exception of the domestic China market, the Greater China equity markets continued to rise in the year to December 31, 2010, albeit against a backdrop of inflationary pressures in China, concerns over the sovereign debt crisis in Europe and apprehension over the sustainability of the global economic recovery.

During the year, the Fund’s net asset value increased by 14.4%, marginally outperforming our benchmark, the MSCI Golden Dragon Index (total return), which increased by 13.6%. The Fund’s share price increased by 14.7%, reflecting a narrowing of the discount from 9.8% to 9.3%. The Fund’s outperformance was primarily attributable to stock selection in China.

Dividend

On December 15, 2010 the Fund paid a cash dividend of $0.0196 per share, representing payment of the Fund’s 2009 spillback distribution pursuant to Section 855 of the Internal Revenue Code.

Investment Manager

In my 2010 Semi Annual Report Chairman’s Statement, I reported that the Board had agreed a number of proposals with our Investment Advisor that were intended to better differentiate the Fund from other US-listed Greater China closed-end funds. Your Board is encouraged by the Investment Advisor’s progress to date in delivering these proposals. A key part of this has been to increase the Fund’s weighting to mid and small cap stocks and investigate ways for the Fund to increase its China A-Share exposure, which provides greater opportunity to access stocks that directly benefit from China’s burgeoning domestic economy. The Fund’s portfolio currently has an indirect 2.8% weighting in China A

Shares through the JF Pioneer A Share Fund and, subject to then market conditions and necessary regulatory approval, hopes to initiate a significant direct weighting in due course.

Gearing

Following earlier consultation with some of the Fund’s major shareholders and having considered the long term positive outlook for Greater China equities, combined with the Investment Advisor’s proposals to increase the Fund’s A-Share exposure, the Board has concluded that it would be in the interests of shareholders as a whole if the Investment Advisor had the flexibility to borrow monies to gear the Fund’s portfolio from time to time. The Investment Advisor has an established record of successfully managing geared portfolios and, if utilised, your Board intends to monitor closely how such borrowing is deployed and the investment results it delivers. Accordingly, the Board intends to consult further with its major shareholders over the coming weeks to seek their support for an addition to the Fund’s fundamental investment policies to permit borrowing up to 20% of the Fund’s net assets (not including the amount borrowed) for investment purposes. Subject to their feedback, the Board will decide whether or not to include a resolution to this effect in the Proxy Statement for the 2011 Annual Meeting.

Outlook

The Greater China markets continue to offer attractive growth opportunities to investors. This is not surprising, given that China is one of the fastest economic growth rates in the world and, as the wealth of its 1.3 billion population increases, the positive knock-on effect this has on domestic consumption. In the short term, investors can expect increased volatility amidst rising geopolitical unrest, concerns over inflationary pressures and possible

For more information please refer to the Fund’s website at www.jfchinaregion.com

4	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

asset bubbles. That said, your Board is confident that, with a disciplined, high conviction stock picking approach and an unparalleled depth of investment professionals in the Greater China Region, the Investment Advisor can seek out attractive stocks that will benefit the Fund and its shareholders.

Respectfully submitted

The Rt. Hon. The Earl of Cromer

Chairman

February 28, 2011

For more information please refer to the Fund’s website at www.jfchinaregion.com

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	5

INVESTMENT ADVISOR‘S REPORT

In the year ended December 31, 2010, the Fund achieved a total return on net assets of +14.4% against a benchmark return of +13.6%. Stock selection in China accounted for the bulk of the outperformance while Taiwan stock selection and asset allocations were minor detractors.

China

Market Performance

In the first and second quarters of 2010 Chinese equities edged down as jitters about the solvency of the Greek government dominated global financial news headlines, while investors remained concerned over China’s potential tightening measures in the property sector and fears of a ‘hard landing’ of the economy. The overhang of the banking sector, which held back financial stocks, eased after guidance on capital raising plans was issued together with measures to control loans to local government-related projects.

The market recovered over the third quarter and Chinese equities rebounded (both MSCI China Index and domestic A-shares) as China’s economic data continued to show solid growth, while developed market economic indicators stabilized and markets attempted to price in another round of quantitative easing by the U.S. Federal Reserve.

Although positive macro indicators suggested China’s economy was gaining momentum as it entered the last quarter of the year, higher-than-expected Consumer Price Index (‘CPI’) inflation, and the ensuing tightening measures (a 50 basis point rise in the bank reserve requirement ratios on 10 December and a 25 basis point rise in interest rates on 25 December) resulted in underperformance of the Chinese stock market.

Market Outlook

China’s latest economic data continues to show solid growth and a ‘hard landing’, as was feared by many investors, did not materialize. Fourth-quarter GDP confirmed further the steady progress of the economy, rising even faster than expected to 9.8%. Chinese equity valuations are attractive relative to growth opportunities but the market may remain volatile in the short term. We expect continued government measures to temper inflation expectations, including interest rate increases, open market operations, loan quota and price guidance/control on selective products. While inflation could remain an overhang on the market in the short term, we think the market will refocus on growth prospects when CPI pressure alleviates as food prices stabilize with normalized weather conditions. Domestic consumption is likely to remain strong on the back of an improving labor market and steady wage growth. Although investment in real estate and related sectors could start to slow, public investment growth may pick up again given the central government’s efforts to meet economic housing targets and the 12th five-year plan gets under way.

Hong Kong

Market Performance

Hong Kong equities were weighed down by heightened global risk aversion and incrementally tighter liquidity in the first quarter of 2010. The primary reasons were continued European economic weakness and selective tightening measures undertaken by the Chinese government, notably in the property sector. Given the causes for this downturn, the property and export sectors in Hong Kong were predictably the hardest hit.

In the second quarter of 2010, real economic activity continued to pick up in Hong Kong, as evidenced by strong trade data driven by intra-Asian trade. However, there were signs of a liquidity slowdown with a rising Hang Seng interbank offered rate, weakening exchange rate, and slowing deposit growth.

6	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

Over the third and fourth quarters of 2010, the MSCI Hong Kong Index was led higher by property counters due to confidence that government cooling measures would not derail the investment attractiveness of physical properties. The market rallied as sustained loose monetary conditions and a strong pick-up in economic activity bolstered investors’ confidence. Continued talks of the internationalization of the renminbi and the concomitant liquidity benefits for Hong Kong as China’s international financial center buoyed local bank stocks.

Market Outlook

Global macroeconomic concerns appear to have shifted from trade tensions and the sovereign financial problems in the Euro region to a potential growth slowdown in China as policymakers shift their efforts to containing inflation. While the policymakers have not announced their specific loan target for 2011, it seems unlikely they will choke off credit given that the external demand environment remains uncertain. We remain positive on the potential for domestic asset reflation in Hong Kong given the supportive underlying conditions. However, external and policy overhangs may defer price appreciation. While such policy risks may weigh on Chinese financials in the short term, the fundamental case for China-led growth, especially in the consumption sector, remains sound.

Taiwan

Market Performance

After outperforming China and Hong Kong by a wide margin in the second half of 2009, the Taiwan market was under profit taking pressure in the first quarter of 2010 amid the delay of the Economic Cooperation Framework Agreement (‘ECFA’), contagion from sovereign debt defaults and China’s potential rate hike.

Despite generally good first quarter results and upbeat second quarter guidance, the contagion of the sovereign debt crisis in the Euro zone continued to hurt sentiment leading Taiwanese stocks to be among the worst performing markets in Asia over the second quarter of 2010. Higher beta technology stocks underperformed in general with opto-electronics and hardware suffering the most. The main concern remained whether strength of demand could be due to overbooking and may not be sustainable into the second half of 2010 given the weak global outlook. The ECFA, the preferential trade agreement between China and Taiwan, was officially signed at the end of June but market reaction was initially tepid. It was only in the third and fourth quarters that benefits associated with the ECFA drove the market higher. Non-technology sectors such as tourism, consumption, retail and China-related stocks outperformed in the third quarter of 2010. In the last three months of the year the market was led higher still — post a non-eventful mayoral election — by an increasingly improving demand outlook from the West and by an acceleration of foreign inflows.

Market Outlook

Despite the gains in the fourth quarter of 2010, Taiwan continues to only selectively offer investment opportunities in view of the long-term benefits that the ECFA trade agreement could bring. Domestic consumption is improving on the back of higher wages and increasing tourist arrivals and the gradual improvement in the global economy is also helpful for technology demand.

Emerson Yip

JF International Management, Inc

February 28, 2011

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	7

TOP TEN HOLDINGS

AT DECEMBER 31, 2010

% of NET ASSETS
China Construction Bank Corp. ‘H’	5.6
provides a complete range of banking services and other financial services to individual and corporate customers. The Bank’s services include retail banking, international settlement, project finance and credit card services.

CNOOC, Ltd.	4.8
through its subsidiaries, explores, develops, produces, and sells crude oil and natural gas.

Industrial & Commercial Bank of China ‘H’	4.0
provides a broad range of personal and corporate commercial banking services all over China. The Bank’s businesses include deposit, loan, credit card, fund underwriting and trust, and foreign currency settlement and trading.

China Mobile, Ltd.	3.1
through its subsidiaries, provides cellular telecommunications services in China and Hong Kong.

Taiwan Semiconductor Manufacturing Co., Ltd. (‘TSMC’)	3.0
manufactures and markets integrated circuits. The Company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The Company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.

Cheung Kong Holdings Ltd.	2.8
through its subsidiaries, develops and invests in real estate. The Company also provides real estate agency and management services, operates hotels, and invests in securities.

JF China Pioneer A-Share Fund [1]	2.8
a J.P. Morgan managed open-end unit trust incorporated in Hong Kong. The Fund’s objective is to achieve long-term capital growth by investing primarily in mainland China securities, including but not limited to A-Shares. The Fund may invest in derivatives such as forward contracts, options, warrants and futures for investment and hedging purposes.

Tencent Holdings, Ltd.	2.7
provides internet, mobile, and telecommunication value-added services in China. The Company has an instant messaging community in China. Tencent also provides online advertising services.

Hon Hai Precision Industry Co., Ltd.	2.3
manufactures and markets personal computer (‘PC’) connectors and cable assemblies used in desktop PCs and PC servers.

Ping An Insurance Group Co. of China Ltd., ‘H’	2.3
provides a variety of insurance services in China. The Company writes property, casualty, and life insurance. Ping An Insurance also offers financial services.

[1]	No Advisors’ fee is levied on this investment. Please refer to note 4.i on page 17 for further information.

8	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

INVESTMENT PORTFOLIO

AT DECEMBER 31, 2010

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK (unless otherwise noted)
CHINA (39.7%)
Auto Components (0.7%)
Changfeng Axle (China) Co., Ltd. (a)	1,344,000	774,640

Commercial Banks (9.7%)
China Construction Bank Corp., ‘H’	7,056,330	6,327,530
Industrial & Commercial Bank of China, ‘H’	6,089,930	4,536,421

		10,863,951

Construction Materials (1.8%)
BBMG Corp., ‘H’	770,000	1,044,128
China National Building Material Co., Ltd., ‘H’	438,000	1,004,163

		2,048,291

Containers & Packaging (0.3%)
Greatview Aseptic Packaging Co. Ltd. (a)	574,000	390,652

Diversified Consumer Services (0.6%)
TAL Education Group, ADR (a)	43,545	701,074

Energy Equipment & Services (1.0%)
China Oilfield Services Ltd., ‘H’	498,000	1,078,932

Food & Staples Retailing (1.0%)
Beijing Jingkelong Co. Ltd., ‘H’	248,000	328,633
Lianhua Supermarket Holdings Co., Ltd., ‘H’	179,000	855,528

		1,184,161

Food Products (1.8%)
China Yurun Food Group Ltd.	362,000	1,189,932
Tingyi Cayman Islands Holding Corp.	312,000	798,785

		1,988,717

Health Care Equipment & Supplies (0.5%)
Microport Scientific Corp. (a)	652,000	624,084

Insurance (3.7%)
China Life Insurance Co., Ltd., ‘H’	378,000	1,544,038
Ping An Insurance Group Co. of China Ltd., ‘H’	230,000	2,571,403

		4,115,441

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Internet Software & Services (2.7%)
Tencent Holdings Ltd.	140,900	3,061,704

IT Services (0.8%)
Camelot Information Systems, Inc., ADR (a)	36,443	871,717

Machinery (1.4%)
International Mining Machinery Holdings Ltd. (a)	1,056,500	854,954
Sany Heavy Equipment International Holdings Co., Ltd.	472,000	695,903

		1,550,857

Media (0.5%)
Bona Film Group Ltd., ADR (a)	96,872	527,952

Metals & Mining (2.5%)
China Vanadium Titano — Magnetite Mining Co. Ltd. (a)	1,139,000	542,185
Hidili Industry International Development Ltd.	1,307,000	1,104,749
Jiangxi Copper Co., Ltd., ‘H’	353,000	1,160,348

		2,807,282

Multiline Retail (2.3%)
Intime Department Store Group Co., Ltd.	783,000	1,144,360
Parkson Retail Group Ltd.	663,500	1,022,634
Springland International Holdings Ltd. (a)	501,000	402,847

		2,569,841

Oil, Gas & Consumable Fuels (3.3%)
China Petroleum & Chemical Corp., ‘H’	1,662,000	1,590,840
China Suntien Green Energy Corp. Ltd., ‘H’ (a)	1,294,000	364,587
Yanzhou Coal Mining Co., Ltd., ‘H’	584,000	1,784,427

		3,739,854

Pharmaceuticals (1.3%)
China Shineway Pharmaceutical Group Ltd.	254,000	728,721
Sihuan Pharmaceutical Holdings Group Ltd. (a)	933,000	681,793

		1,410,514

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	9

INVESTMENT PORTFOLIO

AT DECEMBER 31, 2010 (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS — continued
Real Estate Management & Development (2.1%)
Agile Property Holdings Ltd.	388,000	571,058
China Merchants Property Development Co. Ltd., ‘B’	340,200	645,578
China Vanke Co., Ltd., ‘B’	942,586	1,164,166

		2,380,802

Specialty Retail (1.0%)
GOME Electrical Appliances Holdings Ltd. (a)	1,610,000	579,971
Zhongsheng Group Holdings Ltd. (a)	228,500	496,816

		1,076,787

Textiles, Apparel & Luxury Goods (0.7%)
Anta Sports Products Ltd.	519,000	823,958

TOTAL CHINA		44,591,211

HONG KONG (30.0%)
Auto Components (0.7%)
Minth Group Ltd.	490,000	804,395

Capital Markets (0.4%)
Guotai Junan International Holdings Ltd.	804,000	441,679

Commercial Banks (2.7%)
BOC Hong Kong Holdings Ltd.	437,500	1,488,765
Chong Hing Bank Ltd.	110,000	302,143
Dah Sing Financial Holdings Ltd.	98,100	641,775
Wing Hang Bank Ltd.	42,500	587,787

		3,020,470

Consumer Finance (0.4%)
Public Financial Holdings Ltd.	538,000	390,377

Containers & Packaging (0.9%)
AMVIG Holdings Ltd.	1,152,000	967,806

Distributors (0.9%)
Li & Fung Ltd.	180,000	1,044,411

Gas Utilities (0.6%)
China Resources Gas Group Ltd.	460,000	654,539

Household Durables (0.6%)
Techtronic Industries Co.	510,500	665,972

Industrial Conglomerates (0.7%)
Jardine Matheson Holdings Ltd.	18,628	819,632

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Insurance (0.6%)
AIA Group Ltd. (a)	257,000	722,449

Marine (2.0%)
Orient Overseas International Ltd.	100,500	974,900
Pacific Basin Shipping Ltd.	637,000	423,694
Shun Tak Holdings Ltd.	1,438,000	899,120

		2,297,714

Oil, Gas & Consumable Fuels (4.8%)
CNOOC Ltd.	2,264,000	5,371,058

Personal Products (0.5%)
Ruinian International Ltd.	802,000	556,142

Real Estate Management & Development (9.5%)
Cheung Kong Holdings Ltd.	207,000	3,193,097
China Resources Land Ltd.	404,000	738,061
Hang Lung Properties Ltd.	335,000	1,566,649
Kerry Properties Ltd.	266,000	1,385,987
Midland Holdings Ltd.	518,000	425,180
Poly Hong Kong Investments Ltd.	949,000	927,902
Wharf Holdings Ltd.	312,000	2,400,371

		10,637,247

Specialty Retail (0.8%)
Hengdeli Holdings Ltd.	1,468,000	874,439

Textiles, Apparel & Luxury Goods (0.4%)
Pacific Textile Holdings Ltd.	623,000	406,367

Trading Companies & Distributors (0.4%)
Hong Kong Resources Holdings Co., Ltd.	4,184,000	500,607

Wireless Telecommunication Services (3.1%)
China Mobile Ltd.	346,000	3,436,496

TOTAL HONG KONG		33,611,800

TAIWAN (27.4%)
Capital Markets (0.8%)
Polaris Securities Co. Ltd.	1,379,000	898,633

Chemicals (2.8%)
Formosa Chemicals & Fibre Corp.	433,000	1,458,358
Nan Ya Plastics Corp.	341,000	850,263
TSRC Corp.	346,000	801,022

		3,109,643

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS — continued
Commercial Banks (1.0%)
Taishin Financial Holding Co., Ltd. (a)	1,905,031	1,127,083

Computers & Peripherals (1.3%)
Acer, Inc.	351,919	1,087,507
Chicony Electronics Co. Ltd.	172,000	383,448

		1,470,955

Construction Materials (0.5%)
Taiwan Cement Corp.	529,947	596,171

Diversified Financial Services (1.4%)
Fubon Financial Holding Co., Ltd.	1,153,186	1,582,064

Electrical Equipment (0.5%)
Silitech Technology Corp.	197,080	610,372

Electronic Equipment, Instruments & Components (5.6%)
Coretronic Corp.	753,000	1,231,907
Hon Hai Precision Industry Co., Ltd.	638,201	2,571,935
Largan Precision Co., Ltd.	33,700	837,978
Unimicron Technology Corp.	636,000	1,238,996
Wintek Corp. (a)	258,000	443,325

		6,324,141

Food & Staples Retailing (1.1%)
President Chain Store Corp.	267,000	1,231,681

Insurance (1.5%)
Cathay Financial Holding Co., Ltd.	921,750	1,634,437

Real Estate Management & Development (1.7%)
Huaku Development Co., Ltd.	634,369	1,923,352

Semiconductors & Semiconductor Equipment (8.9%)
Advanced Semiconductor Engineering, Inc.	1,833,030	2,121,817
Kinsus Interconnect Technology Corp.	396,000	1,344,606
MediaTek, Inc.	106,849	1,530,001
MStar Semiconductor, Inc. (a)	47,000	452,969
Powertech Technology, Inc.	333,000	1,107,849
Taiwan Semiconductor Manufacturing Co., Ltd.	1,400,057	3,409,327

		9,966,569

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Textiles, Apparel & Luxury Goods (0.3%)
Pou Chen Corp.	351,000	324,437

TOTAL TAIWAN		30,799,538

INVESTMENT COMPANY HONG KONG (2.8%)
JF China Pioneer A-Share Fund (a)	108,979	3,132,044

TOTAL INVESTMENTS (99.9% of Net Assets) (Cost $86,301,423)		112,134,593

Other assets in excess of liabilities (0.1% of Net Assets)		114,197

NET ASSETS (100.0%)		112,248,790

As of December 31, 2010, aggregate cost for Federal income tax purposes was $89,003,138. The aggregate unrealized gain for all securities is as follows
Excess of market value over cost	25,053,794
Excess of cost over market value	(1,922,339)

Net unrealized gain	23,131,455

NOTES TO INVESTMENT PORTFOLIO :

ADR –	American Depositary Receipt

(a)	Non-income producing security.

B	Chinese security traded on Shenzhen Stock Exchange or Shanghai Stock Exchange.

H	Chinese security traded on Hong Kong Stock Exchange.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	11

STATEMENT OF ASSETS AND LIABILITIES

AT DECEMBER 31, 2010

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $83,299,925)	109,002,549
Investments in affiliates, at value (cost $3,001,498)	3,132,044
Cash (including foreign currencies with a cost of $334,571 and value of $335,502)	365,621
Receivable for securities sold	233,927
Dividends receivable	11,221

Total Assets	112,745,362

LIABILITIES:
Payables
Payable for securities purchased	111,540
Accrued liabilities
Investment advisory fees	90,151
Directors’ fees and expenses	101,822
Custodian and accounting fees	67,382
Administration fees	26,839
Deferred China capital gains tax	31,362
Other	67,476

Total Liabilities	496,572

Net Assets	112,248,790

Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 6,447,637 shares issued and outstanding)	64,476
Paid-in capital	98,994,145
Undistributed net investment income	347,582
Accumulated realized loss on investments and foreign currency transactions	(12,972,481)
Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	25,815,068

Net Assets	112,248,790

Net Asset Value Per Share ($112,248,790 ÷ 6,447,637)	17.41

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2010

(in US$)
INVESTMENT INCOME:
Dividends from non-affiliates (net of foreign withholding tax of $281,444)	2,264,450

Total Investment Income	2,264,450

EXPENSES:
Investment advisory fees	982,874
Directors’ fees and expenses	368,058
Custodian and accounting fees	181,875
Administration fees	87,500
Insurance fees	44,665
Shareholder service fees	24,753
Shareholder report fees	35,445
Audit fees	61,999
Legal fees	138,190
NYSE listing fee	24,882
Other expenses	4,198

Total Expenses	1,954,439

Net Investment Income	310,011

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss)
Investments in non-affiliates (net of China tax of $12,437 on realized gain)	7,683,246
Foreign currency transactions	4,941

Net realized gain	7,688,187

Net change in unrealized appreciation/depreciation
Investments in non-affiliates (net of China tax of $18,925 on unrealized appreciation)	5,919,059
Foreign currency translations	677

Change in net unrealized appreciation/depreciation	5,919,736

Net realized and unrealized gain on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	13,607,923

Net increase in net assets resulting from operations	13,917,934

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Year Ended December 31, 2010 (in US$)	Year Ended December 31, 2009 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income	310,011	147,802
Net realized gain (loss) on investment transactions	7,688,187	(6,407,057)
Net change in unrealized appreciation (depreciation) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	5,919,736	43,858,914

Net increase in net assets resulting from operations	13,917,934	37,599,659

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	(126,374)	(398,980)

Total distributions to shareholders	(126,374)	(398,980)

Total increase in net assets	13,791,560	37,200,679

NET ASSETS:
Beginning of period	98,457,230	61,256,551

End of period (including undistributed net investment income of $347,582 and $126,329, respectively)	112,248,790	98,457,230

SHARE TRANSACTIONS
Opening number of shares	6,447,637	6,447,637

Closing number of shares	6,447,637	6,447,637

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	For the Year Ended December 31, 2010 (in US$)	For the Year Ended December 31, 2009 (in US$)	For the Year Ended December 31, 2008 (in US$)	For the Year Ended December 31, 2007 (in US$)	For the Year Ended December 31, 2006 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	15.27	9.50	30.24	22.82	16.04

Net investment income	0.05	0.02	0.32	0.11	0.07
Net realized and unrealized gain (loss)	2.11	5.81	(16.36)	12.54	6.80

Total from investment operations	2.16	5.83	(16.04)	12.65	6.87

Dividends from net investment income	(0.02)	(0.06)	(0.01)	(1.25)	(0.09)

Distributions from net realized gains	—	—	(4.69)	(3.98)	—

Total distributions	(0.02)	(0.06)	(4.70)	(5.23)	(0.09)

Net asset value, end of period	17.41	15.27	9.50	30.24	22.82

Market value, end of period	15.79	13.78	8.77	25.47	22.80

Total Investment Return
Per share market value *	14.7%	57.8%	(45.6%)	35.0%	67.1%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	112,248,790	98,457,230	61,256,551	138,632,521	104,623,906
Ratios of total expenses to average net assets	1.99%	2.12%	1.92%	1.54%	1.95%
Ratios of net investment income to average net assets	0.32%	0.19%	0.98%	0.39%	0.36%
Portfolio turnover rate	76.1%	101.0%	114.8%	118.8%	192.4%
Number of shares outstanding at end of period (in thousands)	6,448	6,448	6,448	4,585	4,585

*	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or if specified in accordance with the terms of the distribution.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	15

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2010

1. Organization and Capital

JF China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i) Security Valuation — All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the exchange rate in effect on the valuation date. Investments in open ended mutual funds are valued at current day’s closing net asset value per share, with the exception of the JF China Pioneer A-Share Fund, which is valued at the current day’s closing bid price.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2010 (continued)

The following table represents each valuation input by sector as presented on the Investment Portfolio:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$112,134,593	$—	$—	$112,134,593

#	All portfolio holdings designated as Level 1 are disclosed individually in the Investment Portfolio. Please refer to the Investment Portfolio for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2010.

ii) Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;
•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii) Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

iv) Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% Federal excise tax.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with GAAP.

v) Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date or when a Fund first learns of the dividend.

vi) Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	17

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2010 (continued)

3. Investment Transactions

The investment objective, policies, program, and risk factors of the Fund are described fully in the Fund’s Prospectus.

During the year ended December 31, 2010, the Fund made purchases of $74,498,838 and sales of $74,191,901 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4. Related party, Other Service Provider Transactions and Directors

i) JF International Management Inc. (the Investment ‘Advisor’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Advisor is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly net assets. Investments in funds on which the Advisor or its affiliates charges a management fee are excluded from the calculation.

ii) During the year ended December 31, 2010, the Fund did not pay any brokerage commissions to JPMorgan Chase Group companies or affiliated brokers/dealers.

iii) Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Investor Services, Co. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., provides certain administration services to the Fund. The Fund pays an annual administration fee of $87,500 in respect of tax, compliance, financial reporting and regulatory services.

JPMorgan Chase Bank, N.A. (‘JPMCB’), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. In consideration of the accounting services, JPMCB receives a fee computed daily and paid monthly at the annual rate of 0.02% of the first $12.5 billion of the average daily net assets of all funds in the JPMorgan International Fund Complex and 0.0175% of the average daily net assets in excess of $12.5 billion of all such funds subject to a minimum annual fee of $25,000. The custodian fees are split between safekeeping and transaction changes and vary by market.

iv) Directors — The Fund pays each of its Directors who is not a director, officer or employee of the Advisor, Administrator or any affiliate thereof, an annual fee of $22,000, the Audit Committee Chairman $26,000 and the Chairman $32,000 plus a $3,000 attendance fee for each Board meeting, Management Engagement Committee meeting and Audit Committee meeting attended. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

5. Capital Share Transactions

On September 9, 2010, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

i) Share Repurchase Program — The Fund was authorized to repurchase up to 644,764 shares (10% of its then issued and outstanding shares) in the open market through September 7, 2011. Repurchases can be made only when the Fund’s shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders.

18	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2010 (continued)

During the years ended December 31, 2010 and 2009, the Fund did not repurchase any shares under the share repurchase program.

6. Risks and Uncertainties

i) China Region — Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are those that are organized under the laws of, or have a principal office in, the People’s Republic of China (“China”), Hong Kong, Taiwan and Macau; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods or services that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At December 31, 2010, the Fund had 39.7%, 32.8% and 27.4%, based on total net assets, of its total investments invested in China, Hong Kong, and Taiwan, respectively.

ii) Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

iii) Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

7. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The tax character of distributions paid for the year ended December 31, 2010 was $126,374 from ordinary income.

The tax character of distributions paid for the year ended December 31, 2009 was $398,980 from ordinary income.

At December 31, 2010, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Tax Basis Ordinary Income	$657,428
Tax Basis Capital Loss Carryover	(10,450,827)
Tax Unrealized Appreciation on Investments and Foreign Currencies	23,113,353

Net Assets (Excluding Paid-In Capital)	$13,319,954

The cumulative timing differences primarily consist of mark to market of passive foreign investment companies (PFICs), post-October loss deferrals and wash sale loss deferrals.

During the year ended December 31, 2010, the Fund reclassified $37,616 to undistributed net investment income on investments from accumulated realized gains on investments as a result of permanent book and tax differences primarily relating to foreign currency gains and losses and PFIC gains and losses. Net assets were not affected by the reclassifications.

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	19

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2010 (continued)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2010, the Fund deferred to January 1, 2011 post-October capital losses of $129,786.

As of December 31, 2010, the Fund had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains:

2017	Total
$10,450,827	$10,450,827

During the year ended December 31, 2010, the Fund utilized capital loss carryforwards in the amount of $5,605,050.

20	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

JF China Region Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JF China Region Fund, Inc. (hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 25, 2011

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	21

RESULTS OF THE ANNUAL STOCKHOLDERS‘ MEETING

The Fund held its annual stockholders’ meeting on May 13, 2010. At this meeting, stockholders elected the following nominees to the Fund’s Board of Directors.

I) Election of Directors

Nominees	Votes For	Votes Withheld	Shares Not Voted	Total Voting Shares
Alexander R. Hamilton	5,253,332	140,241	1,054,064	6,447,637
John R. Rettberg	5,255,534	138,039	1,054,064	6,447,637

OTHER INFORMATION

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Letter (Unaudited)

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. For the fiscal year ended December 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%. 100.00% of ordinary income distributions were treated as qualified dividends. For the fiscal year ended December 31, 2010, the Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross foreign source income and foreign tax expenses are $2,264,292 and $281,444, respectively.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that are used by the Fund’s investment advisor to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling +44 20 7742 3477; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser votes these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ending June 30, 2010.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of June 11, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

22	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

APPROVAL OF INVESTMENT ADVISORY CONTRACT

On December 1, 2010, the Fund’s Board of Directors (the “Board”) considered and approved the renewal of the Investment Advisory Contract (the “Agreement”) between the Fund and JFIMI for an additional term of twelve months. At this meeting, the Board reviewed extensive materials prepared by JFIMI and discussed these materials with representatives of JPMAM. The Directors considered the recommendation of the Management Engagement Committee (the “Committee”) that the Agreement be renewed, noting that the Committee had discussed, in executive session with independent counsel, the nature, extent and quality of the advisory services provided to the Fund by JFIMI, the level of advisory fees, the costs of the services provided and the profits realized by JFIMI, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by JFIMI and its affiliates as a result of their relationship with the Fund, and various other matters included in the materials provided by JFIMI. In approving the renewal of the Agreement, the Committee, and the Board, concluded that:

•

The annual investment advisory fee rate paid by the Fund to JFIMI for investment advisory services was reasonable relative to the Fund’s peer group and relative to other non-U.S. funds managed by JFIMI.

•

The Committee and the Board were generally satisfied with the nature, quality and extent of other services provided by JFIMI. In reaching this conclusion, the Committee and the Board reviewed, among other things, JFIMI’s investment experience in the China region markets and the background and experience of JFIMI’s senior management.

•

The Fund’s performance during the one-year and three-year periods lagged the Fund’s peer group and the Fund’s benchmark, the MSCI Golden Dragon Index. (The Board and the Committee reviewed the Fund’s performance in comparison to the peer group and the benchmark for the 1 year, 3 year, 5 year and since inception periods.) Although one-year and three-year performance lagged, it was noted that for certain longer-term periods (5 years and since inception), the Fund’s performance surpassed the benchmark. The Board and Committee noted that the Investment Advisor was gradually implementing a strategic repositioning of the portfolio with the Board and Committee’s full support.

•

In light of the costs of providing advisory services to the Fund, the profits and ancillary benefits that JFIMI received, with respect to providing investment advisory services to the Fund, were reasonable. The Board and the Committee noted that beginning in May 2005, the Fund discontinued using JFIMI’s affiliates to affect Fund securities trades, unless in exceptional circumstances, effectively eliminating brokerage commissions as an ancillary benefit for JFIMI.

•	The Fund’s expense ratio remained at an acceptable level.

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	23

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors

The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London, EC2Y 9AQ United Kingdom Chairman and Class I Director	Three year term ends in 2012; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chairman of the Board, Western Provident Association (insurance), LG India Plus Fund Ltd (financial), Pedder Street Asia Absolute Return Fund Limited (financial); LG Asia Plus Fund Limited (financial); Director, Chutah Korea Value Fund Ltd (financial) and Chief Executive Officer, Cromer Associates Limited (family business).	1	See Principal Occupation.

Alexander Reid Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong Class II Director	Three year term ends in 2013; Director since 1994.	Director of Citic Pacific Limited (infrastructure), China Cosco Holdings Company Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels) and Octopus Cards Limited (financial services).	1	See Principal Occupation.

Julian M. I. Reid (August 7, 1944) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class III Director	Three year term ends in 2011; Director since 1998.	Chief Executive Officer of 3a Funds Group (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of The Korea Fund, Inc. (financial); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of 3a Global Growth Fund Limited (financial).	1	See Principal Occupation.

John R. Rettberg (September 1, 1937) 1 Beacon St. Boston, MA 02108 USA Class II Director	Term ends in 2013; Director since 2008	Former Trustee, JPMorgan Alternative Products mutual fund Board.	1	See Principal Occupation.

24	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Interested Director & President of the Fund

Simon J Crinage (May 10, 1965) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class I Director and President	Term as Director ends in 2012; Director since May, 2009 & President since 2003	Managing Director, J.P. Morgan Asset Management.	1	None.

*	The Fund is the only fund in the Fund Complex.

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	25

FUND MANAGEMENT

(continued)

Information pertaining to the officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors

Michael J. James (May 11, 1967) 8 Connaught Road Central/Hong Kong Treasurer	Since 2006**	Treasurer of the Fund; Vice President, J.P. Morgan Asset Management.

Christopher D. Legg (March 12, 1982) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Secretary	Since 2008**	Secretary of the Fund; Associate, J.P. Morgan Asset Management.

Muriel Y.K. Sung (September 25, 1966) 8 Connaught Road Central/Hong Kong Chief Compliance Officer	Since 2004**	Chief Compliance Officer of the Fund; Vice Managing Director, J.P. Morgan Asset Management.

**	The officers of the Fund serve at the discretion of the Board.

26	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A.

P. O. Box 43010

Providence, RI 02940-3010

USA Telephone No.: 800-426-5523 (toll-free)

www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

DECEMBER 31, 2010	JF CHINA REGION FUND, INC.	27

DIRECTORS AND ADMINISTRATION

(Unaudited)

Officers and Directors

The Rt. Hon. The Earl of Cromer —

Director and Chairman of the Board

Simon J. Crinage — Director and President Alexander R. Hamilton — Director

Julian M. I. Reid — Director

John R. Rettberg — Director

Michael J. James — Treasurer

Christopher D. Legg — Secretary Muriel Y.K. Sung — Chief Compliance Officer

Investment Adviser	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands

Administrator	J.P. Morgan Investor Services, Co. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Custodian	JPMorgan Chase Bank N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.

Legal Counsel	Cleary Gottlieb Steen & Hamilton LLP New York: 1 Liberty Plaza New York, New York 10006 U.S.A.

Hong Kong: Bank of China Tower 1 Garden Road Hong Kong

Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 43010 Providence, Rhode Island 02940-3010 U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jfchinaregion.com

28	JF CHINA REGION FUND, INC.	DECEMBER 31, 2010

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2010 All rights reserved. December 31.

ITEM 2.	CODE OF ETHICS.

(a)	The JF China Region Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2) The name of the audit committee financial expert is John R. Rettberg. Mr. Rettberg has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

For the fiscal year ended December 31, 2010, PricewaterhouseCoopers, LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$56,500 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

For the fiscal years ended December 31, 2009, PwC billed the Fund aggregate fees of US$55,000 for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to shareholders.

(b) Audit-Related Fees

For the fiscal year ended December 31, 2010, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

For the fiscal year ended December 31, 2009, PwC did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above.

(c) Tax Fees

For the fiscal year ended December 31, 2010, PwC billed the Fund aggregate fees of US$5,950 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

For the fiscal year ended December 31, 2009, PwC billed the Fund aggregate fees of US$5,740 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d) All Other Fees

For the fiscal year ended December 31, 2010, PwC did not bill the Fund any other fees. For the fiscal year ended December 31, 2009, PwC did not bill the Fund any other fees.

(e) The Fund’s Audit Committee Charter requires the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the auditors to the Fund’s Investment Advisor and any service providers controlling, controlled by or under common control with the Fund’s Investment Advisor that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2007 and December 31, 2008 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2010 and December 31, 2009, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

(f) Not applicable to the Fund.

(g) For the fiscal year ended December 31, 2010, the aggregate non-audit fees for services rendered by PwC to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provided ongoing services to the Fund were $8.5 million.

For the fiscal year ended December 31, 2009, the aggregate non-audit fees for services rendered by PwC to the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provided ongoing services to the Fund were $7.8 million.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund’s audit committee are: The Rt. Hon. The Earl of Cromer, Alexander R. Hamilton, John R. Rettberg and Julian M.I. Reid.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of Item 1.

(b) Not applicable to the Fund.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and J.P. Morgan Asset Management (“JPMAM”) (formerly JF Asset Management), parent company of the Fund’s advisor, JF International Management Inc. (the “Advisor”).

JF ASSET MANAGEMENT (Voting policy and corporate governance guidelines)

I Principles	3
II Policy and Procedures	4
III Voting Guidelines	6
Reports & Accounts	6
Dividends	6
Auditors	6
Boards	6
Directors	7
Non-Executive Directors	8
Issue of Capital	8
Mergers/Acquisitions	9
Voting Rights	9

Share Options/L-TIPs	10
Others	10
IV Activism	12
V Sustainability	13

I. PRINCIPLES

JF Asset Management (“JFAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

1.	Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.	Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.	Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.	Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognised through the considered use of our clients’ votes.

5.	Litigation and Joint Working Parties. JFAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.	Disclosure. JFAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.	Ongoing commitment. JFAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

II. POLICY and PROCEDURES

JF Asset Management (“JFAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JFAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security.

1. Proxy Committee

The JFAM Proxy Committee has been established to oversee the proxy voting process in the Asia ex Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines (“Guidelines”) to ensure they are aligned with best practice; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

2. Voting

As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required. In view our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JFAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance. For markets in Asia ex Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1.	Accept Financial Statement and Statutory Reports

2.	Approve Dividend

3.	Election and re-election of directors

4.	Fix remuneration of directors

5.	Appoint auditors and fix remunerations

6.	Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights

7.	Approve repurchase of shares (up to 20% of issued capital)

8.	Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist JFAM investment professionals with public companies’ proxy voting proposals, we have retained the services of an independent proxy voting service, Institutional Shareholder Services Inc. (ISS). ISS is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JFAM with a comprehensive analysis of each proxy proposal and providing JFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on ISS’ analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JFAM, as described below. The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. (The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.) Situations can sometimes arise where more than one JFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JFAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the JPMorgan Chase (“JPMC”) Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JFAM’s interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

3. Engagement

We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

4. Conflicts of Interest

In order to maintain the integrity and independence of JFAM’s proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request. Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III. VOTING GUIDELINES

1. REPORTS & ACCOUNTS

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned . Similar consideration would relate to the use of inappropriate accounting methods.

2. DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. AUDITORS

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JFAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

4. BOARDS

4a. Chairman & CEO

JFAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

4b. Board Structure

JFAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

4c. Board Size

Boards with more than 20 directors are considered to be excessively large.

4d. Board Independence

JFAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions. We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JFAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

5. DIRECTORS

5a. Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

JFAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

5b. Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JFAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5c. Directors over 70

JFAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

5d. Directors’ Contract

Generally, we encourage contracts of one year or less and vote accordingly.

6. NON-EXECUTIVE DIRECTORS

6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JFAM believes that a strong independent element to a board is important to the effective running of a company.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b. Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

6c. Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

6d. Non-Executive Director Remuneration

Non-executive directors should be paid but should not be awarded options.

6e. Bonuses for Retiring Directors and Internal Statutory Auditors

JFAM will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

7. ISSUE OF CAPITAL

7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JFAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JFAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JFAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JFAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8. MERGERS/ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JFAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9. VOTING RIGHTS

JFAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

10a. Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JFAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

11. OTHERS

11a. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11b. Political Issues

JFAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

11c. Poison Pills

Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a pre-defined “triggering event” occurs, generally a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts and are, in fact, sometimes used as tools to entrench management.

JFAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

11d. Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context.

11e. Amendments to company articles

i. Limitation on Directors’ Liability—review on a case by case basis

ii. Changes in business activities/ Expansion of business line—generally vote For

iii. Relaxation of Quorum Requirement—generally vote Against

iv. Shares Repurchase at discretion of the Board of Directors—review on a case by case basis

v. Changes of shareholders record date at discretion of the Board of Directors—generally vote Against

IV. ACTIVISM

Activism Policy

1. Discharge of Responsibilities

a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

2. Monitor Performance

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JFAM.

3. Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.

4. Intervening when necessary

We do not normally intervene directly in the management of companies . However where a company has failed to meet our expectations and it is not clear what action is being taken to remedy the situation , but we believe the potential of the company still justifies retention in our clients’ portfolios , we will arrange to meet senior management in order to express our concerns. Intervention at companies is never publicised. In the small capitalisation end of the market , more aggressive intervention is more common , but still infrequent , as we may hold a significant percentage of a company’s equity.

V. Sustainability

Where JFAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JFAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JFAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The day-to-day management of the Fund’s portfolio is handled by the Greater China investment team of JPMAM. The Greater China Investment Team is based in Hong Kong. The head of this team is Howard Wang and Emerson Yip, Shumin Huang and Lillian Leung are portfolio managers.

Mr. Wang joined JPMAM in Hong Kong in 2005. Prior to his appointment, Mr. Wang spent eight years with Goldman Sachs, where in 2004, he was appointed Managing Director, Equities and General Manager of the Taipei branch office.

Mr. Yip joined JPMAM in Hong Kong in 2006. Prior to his appointment, Mr.Yip was a director of Newbridge Capital where, since 1998, he held various positions of responsibility.

Ms. Huang joined JPMAM in Hong Kong in 2006. Prior to her appointment, Ms. Huang worked as a managing director of the Global Investment Research team of Goldman Sachs from 1997.

Ms. Leung joined JPMAM in Hong Kong in 2010. Prior to her appointment, Ms. Leung worked as the Associate Director of China Research and later the Chief Representative of Shanghai Representative Office with Alliance Bernstein.

The chart below shows the number, type and market value as of December 31, 2010 of the accounts other than the Fund that are managed by each of the Fund’s portfolio managers. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar or different investment objectives and strategies as the Fund (“Other Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

(a) (2)

Howard Wang

(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
2	126m	12	3,337m	Nil	Nil

(a)(2)(iii)—Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	1	12m	Nil	Nil

Emerson Yip

(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
2	126m	6	744m	4	504m

(a)(2)(iii)—Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Shumin Huang

(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
1	112m	4	4,745m	1	23m

(a)(2)(iii)—Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Lillian Leung

(a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	1	728m	Nil	Nil

(a)(2)(iii)—Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

(a)(4) Ownership of Securities

Portfolio Manager	None	$1-$10,000	$10,000-$50,000
Howard Wang	x
Emerson Yip	x
Shumin Huang	x
Lilian Leung	x

Responsibility for managing the client portfolios of the Advisor and the Advisor’s participating affiliates is organized according to the mandates of each account. The Fund’s portfolio managers manage other accounts with similar objectives, approach and philosophy to the Fund. The portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across these similar portfolios, which minimizes the potential for conflicts of interest. For Howard Wang, these similar portfolios include two registered investment company and twelve of the twenty two other pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in the Greater China/China/Asia markets and only take long positions in securities. On the other hand, the other pooled investment vehicle described under ITEM 8 (a)(2)(iii) also invests in the Greater China markets but may take long and short positions in securities as part of its investment strategy. When the portfolio manager engages for this other pooled investment vehicle in short sales of securities which the Fund has purchased, the portfolio manager could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of those securities to fall.

For Emerson Yip, the similar portfolios include two registered investment companies, six other pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in Greater China/Hong Kong markets and only take long positions in securities, and four other accounts as described under ITEM 8 (a)(2)(ii) above that invest in Hong Kong/Greater China markets.

For Shumin Huang, these similar portfolios include one registered investment company and four other pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in China/Hong Kong markets and only take long positions in securities, and one other account as described under ITEM 8 (a)(2)(ii) above that invest in Hong Kong/China markets.

For Lilian Leung, these similar portfolios include one pooled investment vehicle as described under ITEM 8 (a)(2)(ii) above that invest in China/Hong Kong markets and only take long positions in securities.

The Advisor and the Advisor’s participating affiliates receive more compensation with respect to certain Other Accounts than that received with respect to the Fund and receive compensation based in part on the performance of one of the Other Accounts as described under ITEM 8 (a)(2)(iii). This may create a potential conflict of interest for the Advisor or the Fund’s portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. The conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor or the portfolio managers may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The portfolio managers may be perceived as causing accounts they manage to participate in an offering to increase the Advisor’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

The Advisor has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Advisor’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the allocation. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the dealer may have the discretion to complete and exclude the small orders.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Advisor attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Advisor so that fair and equitable allocation will occur over time.

(a)(3) Portfolio Managers Compensation

The Fund’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link their performance to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Advisor’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios that he manages. Individual contribution relative to client goals carries the highest impact. The compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating the portfolio manager’s performance with respect to the mutual funds (including the Fund) he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as the annual performance bonus and comprise from 0% to 35% of each portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Fund.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors since the Fund filed its last form NCSR

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment advisor are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JF China Region Fund, Inc.

By:	/S/
Name:	Simon Crinage
President and Principal Executive Officer
March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/
Name:	Simon Crinage
Director, President and Principal Executive Officer
March 9, 2011

By:	/S/
Name:	Michael J. James
Treasurer and Principal Financial Officer
March 9, 2011